Changes in Accounting Policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Changes in Accounting Policies
4	CHANGES IN ACCOUNTING POLICIES

The Company has adopted the following new and revised standards and changes in accounting policies, along with any consequential amendments as at January 1, 2018. These changes were made in accordance with the applicable transitional provisions.

IFRS 9, Financial Instruments replaced the current IAS 39, Financial Instruments Recognition and Measurement. This standard sets out revised guidance for classifying and measuring financial assets and liabilities, introduces a new expected credit loss model for calculating impairment of financial assets and includes a reformed approach to hedge accounting. The standard also requires that when a financial liability at amortized cost is modified or exchanged, and such modification or exchange does not result in de-recognition, that the adjustment to the amortized cost of the financial liability is recognized in profit or loss. IFRS 9 was adopted without restating comparative information. The reclassifications arising from the new rules are therefore not reflected in the statement of financial position as at December 31, 2017, but are recognized in the opening statement of financial position on January 1, 2018.

Following the adoption of IFRS 9, the Company could no longer defer and amortize financing fees that resulted from the refinancing of borrowings in periods prior to January 1, 2018. As a result, the Company has restated the beginning balances noted in the table below to properly account for $260 of financing fees in accordance with IFRS 9. The standard was applied retrospectively therefore approximately $260 of deferred financing costs, net of accumulated amortization, remain netted against long-term debt on the consolidated statement of financial position, as at December 31, 2017.

The following table shows the adjustments recognized for each individual line item.

Statement of Financial Position (extract)	December 31, 2017 As originally presented	IFRS 9 Adjustments	January 1, 2018 Restated
Non-current liabilities
Long-term debt	$35,760	$260	$36,020

Total liabilities	61,298	260	61,558

Shareholders’ Equity
Retained earnings	39,272	(260)	39,012

Total shareholders’ equity	$81,043	$(260)	$80,783

IFRS 15, replaces IAS 18, Revenue, and IAS 11, Construction Contracts, and the related Interpretations on revenue recognition. IFRS 15 establishes a single comprehensive model for recognizing revenues from contracts with customers. The standard requires revenue to be recognized in a manner that depicts the transfer of promised goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for transferring those goods and services.

The Company generates its revenue through the sale of produce, with standard shipping terms and discounts, and through the production and sale of power.

The Company’s produce revenue transactions consist of single performance obligations to transfer promised goods. Quantities to be delivered to the customer are determined at a point near the date of delivery through purchase orders it receive from the customer. The Company recognizes revenue when it has fulfilled a performance obligation, which is typically when the customer receives the goods and its performance obligation is complete. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring product. The amount of revenue recognized is reduced for estimated returns and other customer credits, such as discounts and rebates, based on the expected value to be realized. Payment terms are consistent with terms standard to the markets the Company serves. The Company maintains an allowance for doubtful accounts for the loss that would be incurred if a customer was unable to pay amounts due. The Company initially estimates the allowance required at the time of revenue recognition based on historical experience and makes changes to the allowance based on various factors, including changes in the customer’s financial condition or payment patterns.

The Company sells electricity to British Columbia Hydro and Power Authority. Revenues are recognized as the electricity is delivered to/consumed by the customer and is based on contractual usage rates and meter readings that measure electricity consumption.

The Company adopted IFRS 15, as of January 1, 2018, using the modified retrospective transition method, which involves not restating periods prior to the date of initial application. The application of IFRS 15 required no change in amounts recognized in the Company’s consolidated financial statements for the year ended December 31, 2018, as the amount and timing of substantially all of its revenues is, and will continue to be, recognized at delivery. Disclosures required by IFRS 15 have been included in the financial statements.

Accounting Standards Issued But Not Yet Adopted

IFRS 16, Leases, issued in January 2016, replaces IAS 17, Leases, and related Interpretations. IFRS 16 establishes the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract, i.e. the customer (lessee) and the supplier (lessor). IFRS 16 requires a lessee to recognize a right-of-use asset representing its right to use the underlying leased asset and a corresponding lease liability representing its obligation to make lease payments for all leases. A lessee recognizes the related expense as depreciation on the right-of-use asset and interest on the lease liability. Short-term (less than 12 months) and low-value asset leases are exempt from these requirements. IFRS 16 may be implemented using a retrospective approach or a modified retrospective approach, which permits the use of certain practical expedients upon transition. The Company expects to use the modified retrospective method upon transition with no restatement of comparative financial information. Under this approach, the Company will recognize the cumulative effect of initially applying IFRS 16 as an adjustment to the opening balance of retained earnings at January 1, 2019. The Company will recognize a lease liability at the present value of the remaining lease payments discounted using the lease’s incremental borrowing rate at January 1, 2019 and a right-of-use asset at its carrying amount as if IFRS 16 had been applied since the commencement date but discounted using the Company’s incremental borrowing rate at January 1, 2019. Management expects that IFRS 16 will result in the following: a) an increase in assets and liabilities as fewer leases will be expensed as payments are made; b) an increase in depreciation expenses; and c) an increase in cash flow from operating activities as these lease payments will be recorded as financing outflows in the cash flow statements.

Amendments to IFRS 11, Joint Arrangements, and IAS 28, Investments in Associates and Joint Ventures establishes the criteria for accounting for joint ventures. Investments in joint ventures are accounted for using the equity method. The equity method involves recording the initial investment at cost and subsequently adjusting the carrying value of the investment for the proportionate share of the profit or loss, other comprehensive income or loss and any other changes in the joint venture’s net assets such as dividends. At each consolidated statement of financial position date, the Company will consider whether there is objective evidence that its investment in the joint venture is impaired. If there is such evidence of impairment, the Company will determine the amount of the impairment and a loss will be recorded in the consolidated statement of (loss) income. Amendments to IFRS 11 is effective for annual periods beginning on or after January 1, 2019. Management is currently assessing the impact of IFRS 11 on its consolidated financial statements.